Exhibit 10.8

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”), is entered into as of September 28, 2018 (the “Effective Date”), by and between PRECISION THERAPEUTICS INC., a Delaware corporation (the “Borrower”), and PEAK ONE OPPORTUNITY FUND, LP, a Delaware limited partnership (the “Secured Party”). All capitalized terms not otherwise defined herein shall the meanings ascribed to them in that certain Securities Purchase Agreement and Note (as defined below) by and between Borrower and the Secured Party of even date (the “Purchase Agreement”).

RECITALS

WHEREAS, the Secured Party has loaned monies to Borrower, as more particularly described in the Purchase Agreement and as evidenced by the 8% Senior Secured Promissory Note in the principal amount of up to US$852,273.25 issued by Borrower to the Secured Party (the “Note”);

WHEREAS, the term “Secured Party” or “Secured Parties” as used in this Agreement shall mean, collectively, all holders of the Note, including those persons who become holders of Note subsequent to the date hereof; and

WHEREAS, this Agreement is being executed and delivered by Borrower to the Secured Party to secure payment by the Borrower to the Secured Parties under the terms of the Note.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto hereby agrees as follows:

1.                  Obligations Secured. This Agreement secures, in part, the prompt payment and performance of:

(a)                the obligations of the Borrower from time to time arising under the Transaction Documents, this Agreement or otherwise with respect to the due and prompt payment of (i) the principal of and premium, if any, and interest, penalties, on and all other amounts due to Secured Party under, the Note (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations, including fees, costs, attorneys’ fees and disbursements, reimbursement obligations, contract causes of action, expenses and indemnities, whether primary, secondary, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrower under or with respect to the Transaction Documents; and

(b)               all other covenants, duties, debts, obligations and liabilities of any kind of the Borrower under or with respect to the Transaction Documents or any other document made, delivered or given in connection with the Transaction Documents, in each case whether evidenced by a note or other writing, whether allowed in any bankruptcy, insolvency, receivership or other similar proceeding, whether arising from an extension of credit, issuance of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, and whether primary, secondary, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, fixed or otherwise (all such obligations, covenants, duties, debts, liabilities, sums and expenses set forth in this Section 1 collectively, the “Secured Obligations”)

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2.                  Grant of Security.

(a)                Collateral. Borrower hereby grants, pledges, and assigns for the benefit of the Secured Party, and there is hereby created in favor of each of the Secured Parties, a security interest in and to all of Borrower’s (inclusive of all of Borrower’s subsidiaries) right, title, and interest in, to, and under all of the collateral set forth on Exhibit A hereto (collectively, “Collateral”).

(b)               Effective Date. This grant of security shall be effective as of the Effective Date.

(c)                Subordination. The Note and the Secured Obligations shall not be subordinated, or junior in interest, to any other obligations of Borrower.

(d)               Perfection of Security by Filing. The Secured Party will (and is hereby authorized to) file with any filing office such financing statements, amendments, addenda, continuations, terminations, assignments and other records (whether or not executed by Borrower) to perfect and to maintain perfected security interests in the Collateral by the Secured Parties promptly upon the execution of this Agreement, including without limitation, a Financing Statement on Form UCC-1 or similar form in all such jurisdictions as shall be required to perfect such security interests, including without limitation the state of domicile of the Borrower and of its principal place of business and the United States Patent and Trademark Office (each, a “Financing Statement”) shall be filed on behalf of the Secured Parties with respect to the Collateral; The Financing Statement shall designate each of the Secured Parties as a Secured Party and Borrower as the debtor, shall identify the security interest in the Collateral, and contain any other items required by law. The Secured Party will promptly deliver copies of each such Financing Statement to the Borrower upon filing with the relevant authority.

The Financing Statement shall contain a description of collateral consistent with the description set forth herein and shall not describe the collateral solely as “all assets” or “all personal property.”

(e)                Perfection of Security in Instruments. If the Borrower shall at any time hold or acquire any certificated securities, promissory notes, tangible chattel paper, negotiable documents or warehouse receipts relating to the Collateral, the Borrower shall endorse, assign and deliver the same to the Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time specify.

(f)                Perfection of Security by Control. The Borrower shall, from time to time, as may be required by the Secured Party with respect to all Collateral, take all actions as may be requested by the Secured Party to perfect the security interest of the Secured Party in the Collateral, including, without limitation, with respect to all Collateral over which control may be obtained within the meaning of Sections 8-106, 9-104, 9-105, 9-106 and 9-107 of the UCC, Section 201 of the federal Electronic Signatures in Global and National Commerce Act and, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as applicable, the Borrower shall take all actions as may be requested from time to time by the Secured Party so that control of such Collateral is obtained and at all times held by the Secured Party. All of the foregoing shall be at the sole cost and expense of the Borrower.

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3.                  Transfers and Other Liens. Except as set forth herein and while the Note remains outstanding, Borrower shall not, without the prior written consent of all of the Secured Parties, at their sole and absolute discretion:

(a)                Sell, transfer, assign, or dispose of (by operation of law or otherwise), any of the Collateral outside of the ordinary course of business;

(b)               Create or suffer to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Collateral, except the security interests created hereby; or

(c)                Permit any of the Collateral to be levied upon under any legal process.

4.                  Representations and Warranties. Borrower hereby represents and warrants to the Secured Parties as follows: (a) to Borrower’s knowledge, Borrower is the owner of the Collateral (or, in the case of after-acquired Collateral, at the time Borrower acquires rights in the Collateral, will be the owner thereat) and that, except as expressly provided herein, no other person has (or, in the case of after-acquired Collateral, at the time Borrower acquires rights therein, will have) any right, title, claim or interest (by way of lien or otherwise) in, against or to the Collateral; (b) to Borrower’s knowledge, except as expressly provided herein, upon the filing of a Financing Statement as provided herein, the Secured Parties (or in the case of after-acquired Collateral, at the time Borrower acquires rights therein, will have) will have a perfected security interest in the Collateral to the extent that a security interest in the Collateral can be perfected by such filing; (c) all Accounts Receivable (as defined in Exhibit A) are genuine and enforceable against the party obligated to pay the same; (d) Borrower has full power and authority to enter into the transactions provided for in the Transaction Documents; (e) the Transaction Documents, when executed and delivered by Borrower, will constitute the legal, valid and binding obligations of Borrower enforceable in accordance with their terms; (f) the execution and delivery by Borrower of the Transaction Documents and the performance and consummation of the transactions contemplated thereby do not and will not violate Borrower’s Certificate of Incorporation or Bylaws or any material judgment, order, writ, decree, statute, rule or regulation applicable to Borrower (g) there does not exist any default or violation by Borrower of or under any of the terms, conditions or obligations of (i) any indenture, mortgage, deed of trust, franchise, permit, contract, agreement, or other instrument to which Borrower is a party or by which Borrower is bound, or (ii) any law, ordinance, regulation, ruling, order, injunction, decree, condition or other requirement applicable to or imposed upon Borrower by any law, the action of any court or any governmental authority or agency; and the execution, delivery and performance of this Agreement will not result in any such default or violation; (h) there is no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand pending or, to the knowledge of Borrower, threatened which adversely affects Borrower’s business or financial condition and there is no basis known to Borrower for any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand which could result in the same; and (i) the Transaction Documents do not contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements contained in Transaction Documents not misleading.

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5.                  Events of Default. For purposes of this Agreement, the term “Event of Default” shall mean and refer to any of the following:

(a)                Failure of Borrower to perform or observe any covenant set forth in the Transaction Documents or to perform or observe any other term, condition, covenant, warranty, agreement or other provision contained in the foregoing, where such failure continues for fifteen (15) days after receipt of written notice from Lender specifying such failure;

(b)               Any representation or warranty made or furnished by Borrower in writing in connection with the Transaction Documents, or any statement or representation made in any certificate, report or opinion delivered pursuant to the Transaction Documents, or in connection with the Transaction Documents is false, incorrect or incomplete in any material respect at the time it is furnished;

(c)                Occurrence of any “Event of Default” as defined in the Note; or

(d)               Any breach or non-compliance by the Borrower of any of its Secured Obligations.

6.                  Remedies. Upon the occurrence and during the continuance of an Event of Default (subject to the notice and cure provisions provided for herein, if any), each Secured Party shall have the rights of a secured creditor, all rights granted by Transaction Documents and by law, including the right to require Borrower to assemble the Collateral and make it available to the Secured Parties at a place to be designated by Borrower. The rights and remedies provided in this Agreement and the other Transaction Documents are cumulative and may be exercised independently or concurrently, and are not exclusive of any other right or remedy provided at law or in equity. No failure to exercise or delay by the Secured Parties in exercising any right or remedy under the Transaction Documents shall impair or prohibit the exercise of any such rights or remedies in the future or be deemed to constitute a waiver or limitation of any such right or remedy or acquiescence therein. Every right and remedy granted to the Secured Parties under the Transaction Documents or by law or in equity may be exercised by any Secured Party at any time and from time to time.

7.                  Further Assurances. Borrower agrees that, from time to time, at its own expense, it will:

(a)                Protect and defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein, and preserve and protect Secured Party’s security interest in the Collateral.

(b)               Promptly execute and deliver to Secured Parties all instruments and documents, and take all further action necessary or desirable, as any Secured Party may reasonably request to (i) continue, perfect, or protect any security interest granted or purported to be granted hereby, and (ii) enable a Secured Party to exercise and enforce any of Secured Party’s rights and remedies hereunder with respect to any Collateral.

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(c)                Permit a Secured Party’s representatives to inspect and make copies of all books and records relating to the Collateral, wherever such books and records are located, and to conduct an audit relating to the Collateral at any reasonable time or times.

8.                  Secured Party Appointed Attorney-in-Fact. The Borrower hereby appoints the Secured Party the Borrower’s attorney-in-fact, with full authority in the place and stead of the Borrower and in the name of the Borrower or otherwise, from time to time in the Secured Party’s discretion to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement (but the Secured Party shall not be obligated to and shall have no liability to the Borrower or any third party for failure to do so or take action). This appointment, being coupled with an interest, shall be irrevocable. The Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.

9.                  Secured Party May Perform. If the Borrower fails to perform any obligation contained in this Agreement, the Secured Party may itself perform, or cause performance of, such obligation, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Borrower and added to the principal balance of the Note; provided that the Secured Party shall not be required to perform or discharge any obligation of the Grantor.

10.              Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex, e-mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent as follows:

If to the Borrower, to:

PRECISION THERAPEUTICS INC.

2915 Commers Drive, Suite 900

Eagan, Minnesota 55121

Attention: Bob Myers, CFO

E-mail: bmyers@skylinemedical.com

Phone: 651.389.4800

With a copy (which shall not constitute notice) to:

Maslon LLP

3300 Wells Fargo Center, 90 S. Seventh Street

Minneapolis, MN 55402

E-mail: martin.rosenbaum@maslon.com

Attention: Martin Rosenbaum

Phone: 612.672.8326

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If to the Secured Party:

PEAK ONE OPPORTUNITY FUND, LP

333 S. Hibiscus Dr.

Miami Beach, Florida. 33139

Attn: Jason C. Goldstein

E-mail: jgoldstein@peakoneinvestments.com

Phone: 305.531.9228

With a copy (which shall not constitute notice) to:

K&L Gates LLP

200 S. Biscayne Blvd., Suite 3900

Miami, FL 33131

E-mail: john.owens@klgates.com

Attention: John D. Owens, III, Esq.

Phone: 305.539.3328

or to such other address or telecopy number as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith.

11.              Amendments and Waivers. No modification, amendment or waiver of any provision of, or consent required by, this Agreement, nor any consent to any departure herefrom, shall be effective unless it is in writing and signed by each of the parties hereto. Such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

12.              Exclusivity and Waiver of Rights. No failure to exercise and no delay in exercising on the part of any party, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any other rights or remedies provided by law.

13.              Invalidity. Any term or provision of this Agreement shall be ineffective to the extent it is declared invalid or unenforceable, without rendering invalid or enforceable the remaining terms and provisions of this Agreement.

14.              Headings. Headings used in this Agreement are inserted for convenience only and shall not affect the meaning of any term or provision of this Agreement.

15.              Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original instrument, but all of which collectively shall constitute one and the same agreement.

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16.              Assignment. This Agreement and the rights and obligations hereunder shall not be assignable or transferable by the Borrower without the prior written consent of the Secured Party, at their sole and absolute discretion. The Secured Party may the rights and obligations hereunder upon written notice to the Borrower, at which point such assignee shall become a Secured Party hereunder.

17.              Survival. Unless otherwise expressly provided herein, all representations warranties, agreements and covenants contained in this Agreement shall survive the execution hereof and shall remain in full force and effect until the earliest to occur of (a) the payment in full of the Note, and (b) the conversion of the principal and accrued and unpaid interest and all other amounts owing under the Note into common stock of Borrower.

18.              Miscellaneous. This Agreement shall inure to the benefit of each of the parties hereto and all their respective successors and permitted assigns. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained.

19.              Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Nevada without regard to the principles of conflicts of law (whether of the State of Nevada or any other jurisdiction).

20.              Venue; Severability; Attorney’s Fees. Any disputes, claims, or controversies arising out of or relating to this Agreement, or the transactions contemplated thereby, or the breach, termination, enforcement, interpretation or validity thereof shall be brought only in the state or federal courts of Miami-Dade County, Florida. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The costs and expenses of such action shall be paid by and be the sole responsibility of the Borrower, including but not limited to the Secured Party’s attorneys’ fees and court fees. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. Notwithstanding the foregoing, the choice of venue shall not limit the Secured Party’s exercise of remedies under the Uniform Commercial Code.

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21.              JURY TRIAL WAIVER. THE BORROWER AND THE SECURED PARTY HEREBY WAIVE A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER IN RESPECT OF ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.

22.              Entire Agreement. This Agreement and the Transaction Documents contain the entire agreement among the parties with respect to the transactions contemplated by this Agreement and supersedes all prior agreements or understandings among the parties with respect to the subject matter hereof.

** SIGNATURE PAGE(S) FOLLOW **

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IN WITNESS WHEREOF, this Security Agreement has been executed as of the date first set written above.

SECURED PARTY

PEAK ONE OPPORTUNITY FUND, LP

By its General Partner: PEAK ONE INVESTMENTS, LLC

By:	/s/ Jason C. Goldstein
Name:	Jason C. Goldstein
Title:	Managing Partner

BORROWER

PRECISION THERAPEUTICS INC.

By:	/s/ Bob Myers
Name:	Bob Myers
Title:	Chief Financial Officer

IN WITNESS WHEREOF, this Security Agreement has been executed as of the date first set written above.

SECURED PARTY

PEAK ONE OPPORTUNITY FUND, LP

By its General Partner: PEAK ONE INVESTMENTS LLC

By:	/s/ Jason C. Goldstein
Name:	Jason C. Goldstein
Title:	Managing Partner

BORROWER

PRECISION THERAPEUTICS INC.

By:	/s/ Bob Myers
Name:	Bob Myers
Title:	Chief Financial Officer

EXHIBIT A

COLLATERAL

Borrower hereby grants, pledges, and assigns for the benefit of each Secured Party, and there is hereby created in favor of each Secured Party, a security interest in and to all of Borrower’s right, title, and interest in, to, and under all assets and property of Borrower, whether now or hereafter existing, or now owned or hereafter acquired, including but not limited to the following (collectively, “Collateral”):

1.                  All accounts, chattel paper, contracts, contract rights, accounts receivable, tax refunds, Note receivable, documents, other choses in action and general intangibles, including, but not limited to, proceeds of inventory and returned goods and proceeds from the sale of goods and services, and all rights, liens, securities, guaranties, remedies and privileges related thereto, including the right of stoppage in transit and rights and property of any kind forming the subject matter of any of the foregoing (“Accounts Receivable”);

2.                  All time, savings, demand, certificate of deposit or other accounts in the name of Borrower or in which Borrower has any right, title or interest, including but not limited to all sums now or at any time hereafter on deposit, and any renewals, extensions or replacements of and all other property which may from time to time be acquired directly or indirectly using the proceeds of any of the foregoing;

3.                  All inventory and equipment of every type or description wherever located, including, but not limited to all raw materials, parts, containers, work in process, finished goods, goods in transit, wares, merchandise furniture, fixtures, hardware, machinery, tools, parts, supplies, automobiles, trucks, other intangible property of whatever kind and wherever located associated with the Borrower’s business, tools and goods returned for credit, repossessed, reclaimed or otherwise reacquired by Borrower;

4.                  All documents of title and other property from time to time received, receivable or otherwise distributed in respect of, exchange or substitution for or addition to any of the foregoing including, but not limited to, any documents of title;

5.                  All know-how, information, permits, patents, copyrights, goodwill, trademarks, trade names, licenses and approvals held by Borrower, including all other intangible property of Borrower;

6.                  All assets of any type or description that may at any time be assigned or delivered to or come into possession of Borrower for any purpose for the account of Borrower or as to which Borrower may have any right, title, interest or power, and property in the possession or custody of or in transit to anyone for the account of Borrower, as well as all proceeds and products thereof and accessions and annexations thereto; and

7.                  All proceeds (including but not limited to insurance proceeds) and products of and accessions and annexations to any of the foregoing.